UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.

                                 FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of Earliest event reported):  July 13, 2005

                         EPOCH HOLDING CORPORATION
            ____________________________________________________
           (Exact name of registrant as specified in its charter)


Delaware                              1-9728              20-1938886
____________________________  ________________________  __________________
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)

640 Fifth Avenue, 18th Floor, New York, NY                    10019
___________________________________________                 ________
Address of principal executive offices                      Zip Code

Registrant's telephone number, including area code:  212-303-7200

              667 Madison Avenue, 2nd Floor, New York, NY 10021
        ____________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On July 13, 2005, Epoch Holding Corporation announced that Assets Under Management increased from $1.245 billion at March 31, 2005 to $1.402 billion at June 30, 2005.

Item 9.01  Financial Statements and Exhibits

(c) Exhibit

Exhibit No.
___________

99.1 Press Release dated July 13, 2005

                                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EPOCH HOLDING CORPORATION

                                        /s/ Mark E. Wilson
                                        _______________________________
                                        Name:   Mark E. Wilson
                                        Title:  Chief Financial Officer

Date:  July 14, 2005